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CymaBay Therapeutics, Inc.

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CymaBay Therapeutics Comments on Engine Capital Director Nominations

No shareholder action required at this time

NEWARK, Calif., March 13, 2020 — CymaBay Therapeutics, Inc. (NASDAQ: CBAY) (the “Company”), a clinical-stage biopharmaceutical company focused on developing therapies for liver and other chronic diseases with high unmet need, today confirmed that Engine Capital Management (“Engine”) has nominated three candidates to stand for election to the Company’s Board of Directors (the “Board”) at the 2020 Annual Meeting. Shareholders are not required to take any action at this time. CymaBay issued the following statement:

“CymaBay regularly engages with our shareholders and welcomes their input. Our Board’s Nominating and Governance Committee has an established framework for evaluating prospective director candidates, and we will review Engine’s nominees in a manner consistent with that framework.

Following the termination of our Phase 2b study of seladelpar, members of our Board and management team had discussions with many of our top shareholders – including Engine – regarding their ideas for the best path forward for CymaBay. Based on that feedback, as well as our Board’s and management’s years of work on our strategy and expertise in the industry, we concluded that the best option is to pursue an investigation of the unexpected histologic findings identified by the study pathologists in the Phase 2b study of seladelpar in NASH, while in parallel promptly reducing costs and undertaking a review of potential strategic alternatives to maximize value.

As part of our commitment to reducing costs, in January we decreased the size of our Board from nine to five directors. The thorough process leading to this decision balanced the need to reduce costs, given our current circumstances, with the need to preserve strong, independent and effective oversight of CymaBay during this vital period for our Company. During our March 12th announcement of CymaBay’s fourth quarter and fiscal year 2019 financial results, we provided additional detail on the actions we are taking to maximize value for all shareholders.”

Additional information regarding the CymaBay Board and its recommended slate of director nominees will be presented in the definitive proxy statement and other materials, to be filed with the U.S. Securities and Exchange Commission and mailed to all stockholders eligible to vote at the 2020 Annual Meeting. The date of the 2020 Annual Meeting has not been announced.

About CymaBay

CymaBay Therapeutics, Inc. is a clinical-stage biopharmaceutical company focused on developing therapies for liver and other chronic diseases with high unmet medical need. For additional information about CymaBay visit www.cymabay.com.

Cautionary Statements

Statements in this press release regarding future events, results or expectations are forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, expectations regarding the expected actions and timing for any reduction in costs, including the winding down and termination of existing studies, and the timing and outcome of any strategic review of alternatives. Actual results may differ materially from these expectations as a result of a number of factors, including those set forth under the caption “Risk Factors” in CymaBay Annual Report on Form 10-K for the year ended 2018, filed with the Securities and Exchange Commission (“SEC”) on February 28, 2019, as updated by any subsequent form 10-Qs, including the Form 10-Q for the quarter ended September 30, 2019, filed with the SEC on November 5, 2019, and those set forth in other documents that CymaBay files. Any forward-looking statement speaks only as of the date on which such statement is made, and CymaBay undertakes no obligation to update these statements as a result of future events, except as required by law.

Important Information

CymaBay Therapeutics, Inc. (the “Company”) intends to file a proxy statement and associated WHITE proxy card with the SEC in connection with the solicitation of proxies for the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). Details concerning the nominees of the Company’s Board of Directors for election at the 2020 Annual Meeting will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders can obtain a copy of the relevant documents filed by the Company with the SEC, including the definitive proxy statement, when it becomes available, free of charge by visiting the SEC’s website, www.sec.gov. Investors and stockholders can also obtain, without charge, a copy of the definitive proxy statement, when available, and other relevant filed documents at https://ir.cymabay.com/all-sec-filings.

Participants in the Solicitation

The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from stockholders in respect of the 2020 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 28, 2019 and the Company’s definitive proxy statement for the 2019 Annual Meeting of Stockholders, filed with the SEC on April 26, 2019. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in (or are not set forth in) the proxy statement for the 2019 Annual Meeting of Stockholders, such changes (or initial ownership information and subsequent changes) have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC, if and when they become available.

Contact:

Sloane & Company

Dan Zacchei / Joe Germani

Dzacchei@sloanepr.com / JGermani@sloanepr.com

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